Exhibit (a)(2)


                        LETTER OF TRANSMITTAL
                  TO TENDER SHARES OF COMMON STOCK
                                  OF
                         NASB FINANCIAL, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 13, 2001

------------------------------------------------------------------------
      THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
          AT 5:00 P.M., Central TIME, ON WEDNESDAY, SEPTEMBER 12, 2001,
                    UNLESS THE OFFER IS EXTENDED.
------------------------------------------------------------------------

                 By Mail, Overnight, or Hand Delivery:
                          NASB Financial, Inc.
                        12498 South 71 Highway
                       Grandview, Missouri 64030
                  Attn: Investor Relations Department

               By Facsimile Transmission: (816) 316-4504
   Confirm by Telephone - Investor Relations Department: (816) 765-2200
------------------------------------------------------------------------

       Please read the entire letter of transmittal, including the accompanying instructions, carefully before checking any box below.
           ---------------------------------------------------
            DESCRIPTION OF SHARES TENDERED at $15.00 per share
                       (SEE INSTRUCTIONS 3 AND 4)
           ---------------------------------------------------


Name(s) and Address(es)                    SHARES TENDERED
of Registered Holder(s)
(Please fill in exactly               (Attach Addition Signed
as name(s) appear(s)on                    List if Necessary)
certificate(s))
----------------------------------------------------------------------
                                CERTIFICATE    TOTAL NUMBER  NUMBER OF
                                 NUMBERS(1)      OF SHARES     SHARES
                                               REPRESENTED   TENDERED(2)
                                                    BY
                                               CERTIFICATE(S)
----------------------------------------------------------------------


   ----------------------       ------------   -------------  ---------

   ----------------------       ------------   -------------  ---------

   ----------------------       ------------   -------------  ---------

                          TOTAL SHARES:		  -------------  ---------

(1)	Need not be completed by stockholders tendering Shares by book-
entry transfer. List certificates in the order in which Shares are to be purchased in the event of proration. See Instruction 13.

(2)	Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Company are being tendered hereby. See Instruction 4.

     NOTE:  SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

------------------------------------------------------------------------

     This Letter of Transmittal is to be used only if certificates are being forwarded herewith or if delivery of Shares (as defined below) is being made by book-entry transfer to the Company's account at The Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below).

     The names and addresses of the registered holders should be printed exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

------------------------------------------------------------------------

              ALL DOCUMENTS SHOULD BE MAILED TO THE COMPANY:

                        NASB FINANCIAL, INC.
                      12498 South 71 Highway
                        Grandview, MO  64030
                Attn: Investor Relations Department
                 Telephone Number: (816) 765-2200

           (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

     / /   Check here if tendered shares are being delivered by Book-
Entry Transfer to the Company's account at the book-entry transfer facility and complete the following:


     Name of Tendering Institution


     ---------------------------------------------

     Account No. at DTC


     ---------------------------------------------


     Transaction Code No.


     ---------------------------------------------


------------------------------------------------------------------------



                                ODD LOTS
                           (SEE INSTRUCTION 8)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on August 13, 2001, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on August 13, 2001, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on August 13, 2001, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all such Shares.

      Note: Signatures must be provided below. Please read the accompanying instructions carefully.

Ladies and Gentlemen:

     The undersigned hereby tenders to NASB Financial, Inc., a Missouri corporation (the "Company"), the above-described shares of its common stock, par value $0.15 per share (such shares are hereinafter referred to as the "Shares"), at the price per Share of $15.00, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 13, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Company the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon payment by the Company of the Purchase Price (as defined below) with respect to such Shares;

(ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that the Company will purchase 400,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration. See
Section 1 of the Offer to Purchase.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.


SPECIAL DELIVERY INSTRUCTIONS             SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)          (SEE INSTRUCTIONS 6 AND 8)

To be completed ONLY if the check         To be completed ONLY of the
for the aggregate Purchase Price of       Purchase Price of Shares
Shares purchased and/or certificates      purchased and/or certificates
for Shares not tendered or not            for Shares not purchased are
purchased are to be issued in the         to be mailed to someone other
name of someone other than the            than the undersigned at an
undersigned.                              address other than that shown
                                          below the undersigned's
                                          signature(s)

Issue: / / check and/or                   Mail: / / check and/or
       / / certificate(s) to:                   / / certificate(s) to:

Name:                                     Name:
      -----------------------                  -------------------------

(Please Print)                            (Please Print)
             ----------------	                         -----------------

Address:                                  Address:
       -----------------------                  ------------------------
         (Include Zip Code)                       (Include Zip Code)

(TAXPAYER IDENTIFICATION OR
 SOCIAL SECURITY NUMBER)


     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

              TO BE COMPLETED AND SIGNED BY ALL STOCKHOLDERS
       (Please Complete Substitute W-9 included in this Letter of
                             Transmittal)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. (If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE SIGN HERE:


Dated:              , 2001

Name(s) (please print):
                        ----------------------

                        ----------------------

Capacity (full title):
                        ----------------------
Address:
                        ----------------------

                        ----------------------

Area Code and Telephone No.
                        ----------------------



                     GUARANTEE OF SIGNATURE(S)
                     (SEE INSTRUCTIONS 1 AND 5)

Name of Firm:
              ----------------------

Authorized Signature

Name
              ----------------------

Title
              ----------------------

Address
              ----------------------

              ----------------------

Area Code and Telephone No.
                          ------------------------

Dated:             , 2001

                           INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. Except as provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined below), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States (each such entity, an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Company's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Company at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Company in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     The method of delivery of all documents, including share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Company. If delivery is by mail, registered mail with return receipt requested, property insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Company are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Company will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on August 13, 2001, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares. Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

9. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Company and certifies that such number is correct. Therefore, each tendering stockholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Company that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, certify that such Stockholder is not subject to backup withholding in Part 2 of such form, and sign and date the form. In order for a foreign stockholder to qualify as an exempt recipient, a foreign stockholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Form W-8 may be obtained from the Company.

10. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Company will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or its agent unless
(a) the Company determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States or (b) the foreign stockholder establishes to the satisfaction of the Company that the sale of Shares by such foreign stockholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see Section 12 of the Offer to Purchase). For this purpose, a foreign stockholder is any stockholder that is not
(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Company a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Company a properly completed IRS Form 4224. The Company will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 12 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign stockholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Company at its address and telephone number on page 2. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Company, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefore and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

13. ORDER OF PURCHASE IN EVENT OF PRORATION. Stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 12 of the Offer to Purchase.

14. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any stockholder whose certificates have been mutilated, lost, stolen or destroyed should contact the Company's transfer agent, UMB Bank, n.a. (the "Transfer Agent"), at P.O. Box 410064, Kansas City, Missouri 64141-0064, for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Transfer Agent as soon as possible.

Important: this Letter of Transmittal (or a facsimile thereof) together with Share certificates or confirmation of book-entry transfer and all other required documents must be received by the Company, prior to the Expiration Date. Stockholders should complete and return the enclosed substitute Form W-9 with their Letter of Transmittal.

                       IMPORTANT TAX INFORMATION
------------------------------------------------------------------------
     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Company with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Company is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the stockholder or other payee to a penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For a foreign individual to qualify as an exempt recipient, he/she mush submit a Form W-8, signed under penalty of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Company.

	If backup withholding applies, the Company is required to withhold 31% of any such payments made the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Stockholder may obtain a refund.

	Purpose of Substitute Form W-9

	To prevent backup withholding on payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Company of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

     (a) the IRS has not notified the stockholder that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or

     (b) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding.

     What Number to Provide to the Company

     The stockholder is required to give the Company the TIN (either a social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, the stockholder should consult his or her tax advisor as to which number to report.

------------------------------------------------------------------------

     TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES

                  PAYOR'S NAME:   NASB FINANCIAL, INC.

SUBSTITUTE	               REQUEST FOR TAXPAYER       Give form to the
FORM W-9                 IDENTIFICATION NUMBER      requester. Do not
                           AND CERTIFICATION         send to the IRS.

             DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

PART 1 TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------
     Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, if you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to Get a TIN below.

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   Social security number:              -       -

                                           OR

   Employer identification number:      -

PART 2 - CERTIFICATION
----------------------
     Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE                           DATE


-----------------------------       -----------------

How to Get a TIN:
     If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered and application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.

---------------------------                    , 2001
       Signature                       Date


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

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              ALL DOCUMENTS SHOULD BE MAILED TO THE COMPANY:

                         NASB FINANCIAL, INC.
                       12498 South 71 Highway
                        Grandview, MO  64030
                 Attn: Investor Relations Department
                  Telephone Number: (816) 765-2200

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